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Exhibit 23.2

[FCN LETTERHEAD]

INDEPENDENT REGISTERED AUDITORS' CONSENT

        We consent to the use in this Registration Statement of Medicor Ltd. on Form SB-2, Amendment No. 3 dated April 29, 2005 of our report dated August 4, 2004, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

Paris, April 29, 2005 /s/ BRUNO BLANCHY FCN—Société Française de Révision Bruno BLANCHY

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  Exhibit 23.2